SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                          Date of Report: July 22, 2004



                                  Norstan, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)


          Minnesota                         0-8141               41-0835746
          ---------                         ------               ----------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)


                      5101 Shady Oak Road
                     Minnetonka, Minnesota                        55343
                     ---------------------                      ---------
          (Address of principal executive offices)              (Zip Code)



               Registrant's telephone number, including area code:
                                 (952) 352-4000

Item 7.      Financial Statements and Exhibits
-------      ---------------------------------

       (a)   and (b)        not applicable

       (c)   Exhibits:
             ---------

                   Exhibit
                     No.                      Description
                   -------                    -----------

                     99           News release issued by Norstan, Inc. on
                                  July 22, 2004

Item 9.  Regulation FD Disclosure

         On July 22, 2004, Norstan, Inc. issued a news release reporting the Norstan/Siemens used equipment alliance will end at the expiration of the current agreement, July 31, 2004. A copy of the news release is furnished as
Exhibit 99 and incorporated by reference herein.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                       NORSTAN, INC.

                       By: /s/ Robert J. Vold
                           ------------------------
                           Robert J. Vold
                           Senior Vice President and Chief Financial Officer

Dated:  July 22, 2004

        Exhibit
        Number       Description
        -------      -----------

          99         Press release dated July 22, 2004 issued by Norstan, Inc.